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                                  EXHIBIT 10.6

$500,000                                                Rapid City, South Dakota
                                                                   March 6, 1998
                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, CONCORDE GAMING CORPORATION and CONCORDE CRIPPLE CREEK, INC. ("CO-MAKERS"), both Colorado corporations with their principal places of business being at 3290 Lien Street, Rapid City, South Dakota, promises to pay to the order of BRUCE H. LIEN ("HOLDER"), an individual with his principal place of business at 3290 Lien Street, Rapid City, South Dakota 57702, the sum of Five Hundred Thousand and No/100 Dollars ($500,000) together with interest equal to the Reference Rate quoted by BNC National Bank, plus 3.5%. Co-Makers shall make eleven (11) monthly payments of Eight Thousand Five Hundred and No/100 Dollars ($8,500), plus interest, with the first monthly payment due April 6, 1998. The entire unpaid principal and accrued and unpaid interest hereon shall be due and payable in full on March 5, 1999.

         The Co-Makers may prepay this Note in whole or in part at any time without penalty.

         In the event of default hereunder the undersigned agrees that HOLDER shall have all rights reserved herein, including all expenses of collection. The undersigned waives demand, presentment, notice of non-payment, protest, notice of protest and notice of dishonor.

         The makers, endorsers, sureties and guarantors hereof hereby severally waive presentment for payments, notice of non-payment, protest and notice of protest. The amount loaned by HOLDER shall be at HOLDER'S discretion and will not exceed Six Hundred Ninety Thousand and No/100 Dollars. Payment schedule may be extended at the option of HOLDER of this note.

         The undersigned hereby severally agree to pay all costs for any collections necessary.

                                       CONCORDE GAMING CORPORATION
                                       (CO-MAKER)
                                       By:  Jerry L. Baum
                                       Its: President

                                       Signature: /s/ Jerry L. Baum
                                                  ------------------------------

                                       CONCORDE CRIPPLE CREEK, INC.
                                       (CO-MAKER)
                                       By:  Jerry L. Baum
                                       Its: President

                                       Signature: /s/ Jerry L. Baum
                                                  ------------------------------

                                       BRUCE H. LIEN
                                       (HOLDER)

                                       /s/ Bruce H. Lien
                                       -----------------------------------------
                                       Bruce H. Lien